SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 17, 2006


                         International Wire Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                      000-51043             43-1705942
   (State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

      12 Masonic Ave., Camden, NY                                 13316
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (315) 245-3800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 17, 2006, the Board of Directors of International Wire Group, Inc. (the "Company") approved base salary increases for the Company's executive officers, which are effective as of April 1, 2006. The following table sets forth the base salaries for the Company's executive officers for 2006:


     Name                                            Title                        2006 Base Salary
     ----                                            -----                        ----------------
Rodney D. Kent                              Chief Executive Officer                  $400,000

Glenn J. Holler                             Senior Vice President, Chief             $291,200
                                            Financial Officer and Secretary

Donald F. DeKay                             Vice President - Finance                 $220,740

Chrysant E. Makarushka                      Vice President - Purchasing and          $140,660
                                            Logistics

Martin G. Dew                               President, IWG High Performance          $181,560
                                            Conductors, Inc.

Additionally, Mr. Kent's target bonus for 2006 has been increased to seventy-five percent of his salary.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERNATIONAL WIRE GROUP, INC.


Date:  April 21, 2006              By:  /s/ Glenn J. Holler
                                        ---------------------------------------
                                        Name:  Glenn J. Holler
                                        Title: Senior Vice President, Chief
                                               Financial  Officer and Secretary













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